Income Taxes (Deferred Tax Assets and Liabilities) (Details) - USD ($) $ in Thousands	Jun. 30, 2015	Jun. 30, 2014
Deferred tax assets:
Share based compensation	$ 86,546	$ 71,848
Start-up expenditures	5,236	5,674
Other	1,575	1,574
Operating loss carryforward	71,616	40,679
Total deferred tax assets	164,973	119,775
Deferred tax liabilities:
Depreciation and amortization	(6,156)	0
Valuation allowance	(158,817)	(119,775)
Deferred tax liability, net	$ 0	$ 0